                                                                    EXHIBIT 23.4








                    Independent Certified Public Accountants,


                             dated October 31, 2002




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the use in this Registration Statement on Amendment No. 2 to Form S-11 of our report dated October 31, 2002, relating to the financial statements of Behringer Harvard REIT I, Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.




/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP



Dallas, Texas
October 31, 2002